Exhibit 99.1
Synchrony Promotes New Executive Leaders

Company Announces Succession of Three Executives in Audit, Credit, and Diversified & Value and Lifestyle Platform

Stamford, CT – October 11, 2022 –Synchrony (NYSE: SYF), a leading consumer finance company, today announced the promotion of three leaders to its executive leadership team, effective January 1, 2023. Max Axler will become EVP and Chief Credit Officer, Maran Nalluswami will become EVP and CEO Diversified & Value and Lifestyle and Dana Randell will become EVP and Chief Audit Executive. They will report to Brian Doubles, President and Chief Executive Officer.

These leaders will replace Henry Greig, EVP and Chief Credit Officer, Mark Martinelli, EVP and Chief Audit Executive, and Tom Quindlen, EVP and CEO Diversified & Value and Lifestyle, who announced their intention to retire from the company effective December 31, 2022.

“Synchrony is benefitting from our deep bench of talent with the promotion of Max, Maran and Dana – I’m excited to welcome them to our executive team. I also want to whole-heartedly thank Henry, Mark and Tom for their contributions to Synchrony’s business and culture during their tenure,” said Doubles “Henry, Mark and Tom were instrumental in the formation of Synchrony and helped to drive our company’s growth and innovation. They have left a lasting positive imprint on the company.”

Max Axler is currently SVP and Deputy Chief Credit Officer. He has more than 20 years of experience across audit, finance and credit. During the past several years, Max has played a key role setting the company’s strategic direction for credit and fraud decisioning and implementation.

Maran Nalluswami is currently SVP, Diversified & Value where he is responsible for driving growth for our partners and for Synchrony. He has more than 20 years of experience in commercial leadership roles.

Dana Randell is currently SVP, Deputy Chief Audit Executive. She brings more than 20 years of diverse and extensive industry experience in audit, accounting and risk management.

“Max, Maran and Dana are established leaders with strong track records of driving growth for our partners and Synchrony, while demonstrating the values that make our company a great place to work,” Doubles said. “Their diverse experience and demonstrated success in driving complex projects make them highly capable of advancing our growth and digital transformation objectives to deliver long-term value for all stakeholders.”

Synchrony also announced that Courtney Gentleman will become SVP, Diversified & Value Leader, succeeding and reporting to Maran Nalluswami, effective January 1,

Exhibit 99.1
2023. Courtney is currently SVP, Chief Marketing Officer, Digital and has more than 20 years of broad and deep industry and payments expertise.

About Synchrony
Synchrony (NYSE: SYF) is a premier consumer financial services company delivering one of the industry’s most complete digitally-enabled product suites. Our experience, expertise, and scale encompass a broad spectrum of industries, including digital, health and wellness, retail, telecommunications, home, auto, outdoor, pet, and more. We have relationships with an established and diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations, and healthcare service providers, which we refer to as our “partners.” We connect our partners and consumers through our dynamic financial ecosystem and provide them with a diverse set of financing solutions and innovative digital capabilities to address their specific needs and deliver seamless, omnichannel experiences. We offer the right financing products to the right customers in their channel of choice. For more information, visit www.synchrony.com and Twitter: @Synchrony.

# # #

Cautionary Statement Regarding Forward-Looking Statements
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed on February 10, 2022. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Media Contact:	Investor Contact:
Lisa Lanspery	Kathryn Miller
Synchrony	Synchrony
lisa.lanspery@syf.com	kathryn.miller@syf.com
203-219-7984